UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 24, 2004

PTEK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA

(State or Other Jurisdiction of Incorporation)

000-27778	59-3074176
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326

(Address of Principal Executive Offices) (Zip Code)

404-262-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 24, 2004, Xpedite Systems, Inc. (“Xpedite”), a wholly-owned subsidiary of PTEK Holdings, Inc. (“PTEK”), amended an Employment Agreement, dated August 1, 2003, between Xpedite and Travis Lee Provow to add a base salary escalation clause effective as of August 1, 2004. The amendment provides for Mr. Provow’s employment arrangement to be comparable to that of other PTEK executive officers by annually increasing his base salary an amount equal to five percent of the previous year’s base salary beginning in August 2004.

A copy of the amendment is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	First Amendment to Employment Agreement, dated August 24, 2004, by and between Xpedite Systems, Inc. and Travis Lee Provow.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTEK HOLDINGS, INC.

Date: August 27, 2004	By:	/s/ L. Scott Askins
L. Scott Askins
Senior Vice President – Legal,
General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	First Amendment to Employment Agreement, dated August 24, 2004, by and between Xpedite Systems, Inc. and Travis Lee Provow.

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